STI CLASSIC VARIABLE TRUST

                      Supplement Dated April 6, 2004 to the
                          Prospectus Dated May 1, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective April 30, 2004, the Small Cap Value Equity Fund (the "Fund") will not be offered as an underlying investment for additional insurance company separate accounts. However, contractowners of insurance company separate accounts that offer the Fund as an underlying investment prior to April 30, 2004 may continue to purchase shares of the Fund.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.








STI-SU-043-0100